Exhibit 99.1

 Anaphylaxis and EpinephrineR&D Day  March 25, 2021

 Forward Looking Statement  This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement of Libervant, AQST-108, AQST-109 and other product candidates through the regulatory and development pipeline; and business strategies, market opportunities, and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic.These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for AQST-108, AQST-109 and our other drug candidates; risk of delays in FDA approval of our drug candidates, Libervant and AQST-108, AQST-109, and our other drug candidates or failure to receive approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S. and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default; our and our competitors’ orphan drug approval and resulting drug exclusivity for our products or products of our competitors; short-term and long-term liquidity and cash requirements, cash funding and cash burn; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone® and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, investigative and antitrust litigation matters; changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (SEC). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law.PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners.This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Today’s Agenda

Topic	Presenter(s)
Introductions	**Keith Kendall, CEO** **Dan Barber, COO**
Medical Overview of Anaphylaxis and Epinephrine	**David M. Fleischer, MD, FAAAAI** *Professor of Pediatrics, Section Head, Allergy and Immunology,* Children’s Hospital Colorado University of Colorado Denver School of Medicine
Anaphylaxis Market Overview	**Michael Arcara, MBA** *Commercial Lead, Allergy*
R&D Overview of AQST-108 and AQST-109	**Steve Wargacki, PhD** *VP of R&D,* Aquestive Therapeutics
Clinical Lessons from Today’s Products	**John Oppenheimer, MD** *Clinical Professor of Medicine at UMDNJ Rutgers,* Pulmonary and Allergy Associates NJ
Clinical Overview of AQST-108 and AQST-109	**Mark Lepore, MD** *Chief Medical Officer, Allergy,* Aquestive Therapeutics
Q&A	
Closing Remarks	**Keith Kendall, CEO**

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Aquestive®

 PharmFilm® Technology – Where You Need It, When You Need It™ And Needle Free

Anaphylaxis and Epinephrine
Medical Overview

David M. Fleischer, MD, FAAAAI
Professor of Pediatrics
Section Head, Allergy and Immunology
Children's Hospital Colorado
University of Colorado Denver School of Medicine

Advancing medicines.
Solving problems.
Improving lives.

© 2021 Aquestive Therapeutics, Inc. All rights reserved. Do not distribute.

Introduction



David M. Fleischer, MD, FAAAAI

Professor of Pediatrics

Section Head, Allergy and Immunology

Children's Hospital Colorado

University of Colorado Denver School of Medicine

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 Defining Anaphylaxis           Simons FE. J Allergy Clin Immunol. 2009;124(4):625-636.           Patients at risk for anaphylaxis should have a long-term allergy-management plan  Poses serious consequences for at-risk patients  Often occurs in the community setting  Anaphylaxis is a severe systemic allergic reaction that is rapid in onset and can cause death

       Common Triggers of Anaphylaxis  Idiopathic anaphylaxis  Exercise  Insect venom, medications, and latex

Common Signs and Symptoms of Anaphylaxis



Airway*
- 70% of episodes
- Larynx: pruritus and tightness in throat; dysphonia and hoarseness
- Lung: dyspnea, chest tightness, wheezing/bronchospasm

Skin
- 80%-90% of episodes
- Urticaria, pruritus, flushing
- Mucosal tissue: pruritus and swelling of lips, tongue, uvula/palate

Central nervous system
- 10%-15% of episodes
- Uneasiness, throbbing headache, dizziness, confusion, tunnel vision

Cardiovascular system*
- 10%-45% of episodes
- Chest pain, hypotension, tachycardia, weak pulse, dizziness, fainting

Gastrointestinal tract
- 30%-45% of episodes
- Nausea, cramping, abdominal pain, vomiting, diarrhea

*Potentially life-threatening symptoms.

Simons FE. *J Allergy Clin Immunol*. 2009;124(4):625-636.

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 Patterns of Anaphylaxis  UniphasicSigns and symptoms within minutes of exposure to an offending stimulusBiphasicBiphasic anaphylaxis has an immediate phase with a period of improvement and response to initial therapy, but with recurrent symptoms 2 to 6 hours after the onset of the initial reactionProtractedProtracted anaphylaxis causes prolonged manifestations (usually respiratory distress or hypotensive shock) for 5 to 32 hours  Golden D. Novartis Found Symp. 2004;257:101-110.       Anaphylaxissigns and symptoms (minutes to hours)      Signs and symptomsoccur 2 to 6 hours after initial reaction        Allergenexposure  Likelihood of Occurrence  Initial reaction  Biphasic reaction   5 m  10 m  15 m  20 m  25 m  30 m  1 h  8 h  72h  2 h  3 h  4 h  5 h  6 h   7 h  9 h  10 h

Epinephrine

- Epinephrine is first-line treatment for anaphylaxis[1]
- Fatality due to anaphylaxis is associated with delayed epinephrine administration[2]
  - Failure to administer epinephrine in a timely manner (eg, pre-ED) has been associated with fatalities[3]
- Failure to administer epinephrine promptly is the most important factor contributing to death



NEWS
12-Year-Old Boy Dies from Suspected Anaphylaxis on Christmas Day
First picture of 'kindest boy', 16, who died from 'allergic reaction' to takeaway
The 16-year-old boy, who has been named locally as Nick Kelly, collapsed and died after eating food from Uno Pizza, in Prescot, Merseyside. Police and Knowsley Council have launched a joint investigation
Allergy suspected in mother's death
Devastated Mom Speaks Out About 17-year-old's Death Due to Nut Allergy

ED, emergency department.

1. Waserman S et al. *J Allergy Clin Immunol Pract*. 2017;5:1180-1191; **2.** Song TT, Lieberman P. *Curr Opin Allergy Clin Immunol*. 2015;15(4):323-328; **3.** Simons FE et al. *J Allergy Clin Immunol*. 1998;101:33-37.

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Use and Carry Practices for Epinephrine Auto-Injectors

- **Correct use of epinephrine auto-injectors (EAIs) is surprisingly low**
  - Data indicate just 16% to 32%[1]
- **Studies have shown that:**
  - Just half of at-risk patients regularly carry an unexpired EAI[2]
  - Many patients did not have epinephrine available at the time of a reaction[3]
  - A majority of caregivers did not give their allergic children epinephrine at the time of their most severe allergic reactions[4]

- **Most common reasons for pitfalls in the use of EAIs are:**
  - Lack of auto-injector availability
  - Inadequate education on how to administer the epinephrine
  - Concern for systemic effects, failure to administer correctly, and accidental administration[5]



1. 1. Bonds RS et al. Misuse of medical devices. *Ann Allergy Asthma Immunol*. 2015;114(1):74e76.e2; **2.** Arkwright PD, Farragher AJ. *Pediatr Allergy Immunol*. 2006;17(3):227e229; **3.** Polloni L et al. *Pediatr Allergy Immunol*. 2020;31(4):380e387; **4.** Egan M et al. *J Allergy Clin Immunol Pract*. 2019;7(2):655e658; **5.** Warren CM et al. *Ann Allergy Asthma Immunol*. 2018;121(4):479e489.e2.. Images: EpiPen Package Insert, Patient Directions for Use

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Adverse Events Due to Incorrect Use of EAIs



- Publications have raised concerns over laceration and embedded-needle injuries resulting from the use of EAIs[1]
- From 1994 to 2007, >15,000 unintentional injections from EAIs were reported to US Poison Control Centers
  - Those unintentionally injected had a median age of 14 years[2]
- Even if EAIs are available, safety concerns and/or fear of needles may prevent them from being administered in a timely manner[1]

1. Posner L, Camargo CA Jr. *Drug Healthc Patient Saf.* 2017;9:9-18; **2.** Simons FER et al. *J Allergy Clin Immunol.* 2010;125(2):419-423.e4. 3. Image: Brown J et al. Lacerations and Embedded Needles Caused by EEAI Use in Children. Annals of Emergency Medicine, 2015.

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EAI Refill Rates Are Suboptimal



- Lack of annual EAI refills can leave at-risk patients without immediate access to epinephrine when they need it
- In 1 large HMO over a 5-year period:
  - A total of just 46% of patients refilled their EAI at least once
  - Just 25% refilled multiple times
  - Only 11% refilled each year

Kaplan. *Curr Allergy Asthma Rep.* 2011;11:65-70.

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Summary

- Anaphylaxis is an unpredictable, severe systemic allergic reaction that is rapid in onset and potentially fatal
- At-risk patients should always have immediate access to 2 doses of epinephrine
- Fatality due to anaphylaxis is associated with delayed epinephrine administration
- Far too few at-risk patients:
  - Carry their EAI with them
  - Refill their EAI on an ongoing basis
  - Are confident, timely, and accurate in their use of an EAI during an emergency situation
- Epinephrine products that are easier for patients to carry and administer would be an important addition to an allergist's treatment armamentarium

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 Michael Arcara  Anaphylaxis and EpinephrineMarket Overview

 Introduction  Michael ArcaraCommercial Lead, AllergyMBA, University of Michigan25 years experience in pharmaceutical commercial developmentEpinephrine-specific experience: Mylan (EpiPen); Valeant (Emerade)

Epidemiology: Life-Threatening Allergic Reaction[1,2]

- Anaphylaxis epidemiology is not well defined
- Studies estimate that 1.6% to 5.1% of the US population has actually had an anaphylaxis episode
- One set of data indicates that people dying from food allergy often had previous reactions but these were typically not severe[3]
- Per CDC: the prevalence of food allergies in children increased by 50% between 1997 and 2011

5 to **17** million people actually experienced anaphylaxis

Patients at risk:

Prior documented anaphylaxis
+
Previous episodes, but non-severe

All should be prepared with emergency rescue medication

1. Woods et al. *J Allergy Clin Immunol*. 2014;133:461-467; **2.** Food Allergy Research & Education website. https://www.foodallergy.org/resources/facts-and-statistics; **3.** Pumphrey R. Anaphylaxis: can we tell who is at risk of a fatal reaction? Curr Opin Allergy Immunol. 2004.

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 Overview: Epinephrine Market  Prescription market was still growing and peaked just before Teva generic entered2018-current = significantly diminished HCP/consumer promotionLarge percentage of EAI prescriptions—especially first-time prescriptions—are driven by allergists and pediatriciansTarget HCP universe ~20,000 physiciansCurrent EpiPen ® 2-Pak WAC: ~$300  Epinephrine: US market  2014  2015  2016  2017  2018  2019  2020  Market prescriptions, millions  3.6  3.8  3.8  3.6  3.1  3.2  3.0  Market $, billions  1.4  1.9  2.4  2.1  1.8  1.9  1.5  Source: Symphony Health PHAST (Pharmaceutical Audit Suite)

 Physician Research: Providers Indicate Preference for Alternative Route of Administration    89% at least somewhat prefer  *Aquestive sponsored online survey; N=500 allergists, pediatricians, and PCPs; fielded 2018. Data on file.  To what extent would you prefer an alternative administration route for epinephrine?

 How concerned are you with patients and/or their caregivers consistently having their auto-injector(s) with them when they leave home?  Physician Research: Concerns About Patients Having EAI With Them at All Times    88% at least somewhat concerned  *Aquestive sponsored online survey; N=500 allergists, pediatricians, and PCPs; fielded 2018. Data on file.

 Patient Survey: Unprompted Unmet Need  Top 3 Box: 74%   Top 4 Box: 88%   *Aquestive sponsored online, 5-minute survey; N=75 EAI patients, 75 caregivers; fielded February 2021. Data on file  To what extent would you prefer a new way to dose epinephrine?

 Interest in the film medicine being available to replace your EAI  Patient Survey: First Exposure to Film Dosing  At Least Some Interest: 99%   *Aquestive sponsored online, 5-minute survey; N=75 EAI patients, 75 caregivers; fielded February 2021. Data on file

 Patient Survey: Impact, Epinephrine On Hand  I believe the smaller package would make it more likely for me to have the film with me when I need it (vs EAI):  *Aquestive sponsored online, 5-minute survey; N=75 EAI patients, 75 caregivers; fielded February 2021. Data on file

 Patient Survey: Ask Doctor About Film  Top 3 Box: 90%   Top 4 Box: 96%   How likely would you be to ask your doctor about the film?  *Aquestive sponsored online, 5-minute survey; N=75 EAI patients, 75 caregivers; fielded February 2021. Data on file

Our View of the Epinephrine Commercial Opportunity

PharmFilm delivers market share within existing market

Features/benefits customers are looking for in a new epinephrine delivery:

- Portability
- Usability
- Needle free
- Temperature tolerability*
- Waterproof/resistant*

Patient convenience + **Medical advance**

Aquestive allergy franchise delivers market expansion

Expected opportunities to increase the customer base:

- Previously reluctant (e.g., needle-phobic or size-resistant) patients more readily adopt PharmFilm dosing
- Increased carry rates due to size, in turn, increase engagement with the brand and annual refill rates
- Given current lack of promotion in the market, Aquestive launch plans to re-engage HCPs, patients, and advocacy groups

*Target Product Profile

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Aquestive PharmFilm – Potential Annual Peak Net Sales*

Low Case	Base Case	Upside Case
$250M	$500M	$750M+
○ No market expansion ○ PharmFilm share ≤30%	○ Modest market expansion ○ PharmFilm share = 30% - 50%	○ Significant market expansion ○ PharmFilm share ≥50%

*Potential sales revenues are based on current sales information from Symphony Health PHAST (Pharmaceutical Audit Suite) (See Slide 19) assuming peak sales at ~5 years post launch.

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 Summary: Anaphylaxis and Epinephrine  A large and growing patient population at risk for anaphylaxis existsPharmFilm, as a dosage form, has the potential to deliver on physician- and patient-articulated unmet needs in the marketplace: smaller size and needle freeAquestive’s PharmFilm technology represents an exciting and significant pipeline opportunity

 Stephen Wargacki, Ph.D.Vice President R&D  Anaphylaxis and EpinephrineAquestive Epinephrine Program

 Introduction  Stephen Wargacki, PhDVice President, R&DJoined Aquestive in 2015PhD, Polymer ChemistryUniversity of TennesseePostdoctoral FellowAir Force Research Laboratory12 years experience in alternative drug delivery24 publications (286 citations)47 patents (18 patent families)

       Challenges of Epinephrine for Anaphylaxis  EPINEPHRINE                  ↑ CardiacOutput  Dilates Coronary Vessels  ↑ Muscle Contraction Efficiency  ↑ Fatty AcidRelease  ↑ Mental Alertness  ↑ ACTH & TSH Release  ↑ Glycogen→Glucose  ↓ Intestinal Mobility  VARIABLE

         Noninvasive Delivery of Epinephrine  Why has science not overcome the challenges of alternative epinephrine delivery?  Overcome with Traditional Formulation Techniques     Prevents rapid, consistent absorption    Vasoconstriction    Normal blood flow  Restricted blood flow    Hydrophilic    Absorptionand Speed    Unstable

 PharmFilm® for Delivery of Oral Epinephrine  Mean profiles for initial epinephrine film compared with EpiPen® in Study 160455    EpiPen® 0.3mg (mean/SD)  Epinephrine Sublingual Film (mean/SD)  Time (minutes)  Epinephrine plasma concentration [pg/mL]

       Uses of Prodrugs in Pharmaceuticals  * Since 2015, prodrugs have accounted for ~10% of all small molecules that have come to market in the United States. Reference: European Journal of Pharmaceutical Sciences, (109) 2017, pg 146  What are prodrugs*?    Drug with suboptimal properties  Drug bounded to another molecule for improved properties    Drug released by metabolic processes

AQST-108: L-Dipivefrin


ALLERGAN
NDC 0023-9208-10
Rx Only
PROPINE®
(dipivefrin HCl
ophthalmic
solution,
USP) 0.1%
sterile
10 mL


O
OH
H
N
O
O
O

DIPIVEFRIN

Property	Epinephrine	Dipivefrin
Log P	-0.43	3.71

Receptors	Epinephrine (μM)	Dipivefrin (μM)	Dipivefrin vs Epi (ratio)
α1 receptors	0.00018	0.41	2278

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Aquestive®

Impact of AQST-108 on Sublingual Delivery of Epinephrine

- Increased absorption at similar doses
- Comparable C_{max}, AUC to injectable from previous study

Average Epinephrine Plasma Profile From Prototypes Generations 1 and 2



PLASMA CONC. (PG/ML)
350
300
250
200
150
100
50
0
0
1
2
3
4
5
6
TIME (HOURS)
EpiPen® (N=9)
Epinephrine Film No Prodrug (N=9)
AQST-108 (N=6)

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Aquestive®

Epinephrine Prodrug (AQST-108) Overcomes Vasoconstriction



AQST-108 Concentration vs. Time Study 200203
18 min Tmax
Concentration (pg/mL)
1600
1400
1200
1000
800
600
400
200
0
0
1
2
3
4
TIME (HOURS)

AQST-108 (Dipivefrin) sublingual film

- Strong, consistent absorption
- Rapid T_{max}
  - **Requires faster conversion for improved epinephrine PK**

Aquestive's library of epinephrine prodrugs can control conversion rate

Potential to:

- Improve T_{max} epinephrine
- Reduce dosage
- Increase Cmax

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Aquestive®

Introducing AQST-109: 2nd Generation Epinephrine Prodrug


R2
O
R3
N
CH3
O
R1b
R1a
O

In vitro data showing instant conversion of AQST-109

Half Life	AQST-108	AQST-109
Minipig	3.1	0.8
Dog	16.0	NC*
Human	10.3	NC*

*Too fast to calculate

Attribute	Relative to AQST-108
Permeation Rate	Increased
Conversion Rate	Increased
Required Dose	Decreased
Tolerability	Increased

MiniPig data show similar exposure at lower doses

Prototypes	Epinephrine Cmax (ng/mL) N=5
AQST-108 (24mg)	2.7
AQST-109 (6mg)	3.0

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Aquestive

Patent Applications Extending into 2041

Innovation	Patent Status
Permeation enhancers that improve delivery of epinephrine, PK and PD	• 1 US application • 8 Foreign applications • **Priority date:** May 5, 2016 • Possible patent term to 2037
Permeation enhancers that improve delivery of dipivefrin and epinephrine, PK and PD	• 2 US applications • 8 Foreign applications • **Priority date:** May 4, 2017 • Possible patent term to 2037
Prodrugs of epinephrine and permeation enhancers, conversion rates, PK and PD	• 2 US applications • 1 Foreign application • **Priority date:** late 2019 • Possible patent term to 2041

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 John Oppenheimer, MD  Anaphylaxis and EpinephrineClinical Lessons From Today’s Injectable Products

 Introduction  John Oppenheimer, M.D.UMDNJ Rutgers University School of MedicinePulmonary & Allergy Associates

Epinephrine Is Effective

- Indirect and observational **evidence of effectiveness**[1]
  - There are no randomized, placebo-controlled efficacy and safety studies in patients
  - Cochrane Collaboration confirmed this finding[2]

- PK and PD **comparability is important**
  - There is no ethical clinical model for anaphylaxis

PK, pharmacokinetic; PD, pharmacodynamic.

1. Lieberman P et al. *Ann Allergy Asthma Immunol*. 2015;115:341-384; **2.** AAAAI online website. March 29, 2018. Accessed March 9, 2021. https://www.aaaai.org/global/latest-research-summaries/New-Research-from-JACI-In-Practice/epinephrine

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 Optimal Dose is Unknown1  No data to support the “correct dose”1 In adults, a higher dose was previously well accepted1 Dose-ranging and optimal dose selection for the FDA-approved EAI products2  EAI, epinephrine auto-injector; FDA, US Food and Drug Administration.1. Lieberman P et al. Ann Allergy Asthma Immunol. 2015;115:341-384; 2. EpiPen. Prescribing information. Mylan Specialty LP; 2020;

Injected Epinephrine
PK and PD Considerations

- PK and PD data from epinephrine administered via injection are sparse
- Published studies suggest a wide variation in C_{max} and T_{max}[1]

Author, year	Device	Mean C_{max} (pg/mL)	Mean T_{max} (min)
Dworaczyk and Hunt, 2020[1]	EpiPen 0.3 mg	308	16
Dworaczyk and Hunt, 2021[2]	EpiPen 0.3 mg	288	10
Worm M et al, 2020[3]	EpiPen 0.3 mg	520[b,d]	9[c]
	IM injection 0.3 mg	310[a,b]	40[c]
Duvauchelle T et al, 2018[4]	Anapen 0.3 mg	377	12[d]
Breuer C et al, 2013[5]	Anapen 0.3 mg	484[b]	13[d]
Auvi-Q FDA Review[6]	Auvi-Q 0.3 mg	486	20[d]
Edwards et al 2013[7]	EpiPen 0.3 mg	520	10[d]

[a]Nanogram to picogram converted; [b]uncorrected values; [c]median value; [d]converted to minutes from hours.

IM, intramuscular.

1. Dworaczyk D, Hunt A. Presented at the American Academy of Allergy, Asthma and Immunology (AAAAI) National Conference, March 16, 2020. https://brynpharma.com/media/content/docs/comparative-delivery-poster.pdf;
2. Dworaczyk D, Hunt *J Allergy Clin Immunol Pract.* 2021;147(2):(2 suppl)AB241 Presented at the American Academy of Allergy, Asthma and Immunology (AAAAI) National Conference; March 16, 2020; Accessed March 2, 2021.
3. Worm M et al. *Clin Transl Allergy.* 2020;10:21; **4.** Duvauchelle T et al. *J Allergy Clin Immunol Pract.* 2018;6(4):1257-1263; **5.** Breuer C et al. *Eur J Clin Pharmacol.* 2013;69:1303-1310; **6.** US FDA Epinephrine (Auvi-Q) clinical pharmacology and Biopharmaceutics review. https://www.accessdata.fda.gov/drugsatfda_docs/nda/2012/201739Orig1s000ClinPharmR.pdf. Accessed on February 25, 2021; **7.** Edwards ES et al. *Ann Allergy Asthma Immunol.* 2013;111(2):132-137.

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   Variability of Epinephrine Injected Into Muscle  Data on file from Study 200203 top line results.  Mean (±SD) baseline corrected epinephrine concentration over scheduled timeby treatment, linear scale  6005004003002001000  Concentration (pg/mL)  0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0      (0.3-mg IM injection)    Time (h)

 Increase in systolic blood pressure  Increase in diastolic blood pressure  Increase in heart rate  Known Pharmacodynamic (PD) Markers for Epinephrine   Simons FE. J Allergy Clin Immunol. 2009;124(4):625-636.

Key PK Measures Based on Approved Products[1-7]

C_{max} range
280 pg/mL–530 pg/mL

Median T_{max} range
<20 min

1. Dworaczyk D, Hunt A. Presented at the American Academy of Allergy, Asthma and Immunology (AAAAI) National Conference, March 16, 2020. https://brynpharma.com/media/content/docs/comparative-delivery-poster.pdf; **2.** Dworaczyk D, Hunt *J Allergy Clin Immunol Pract.* 2021;147(2):(2 suppl)AB241 Presented at the American Academy of Allergy, Asthma and Immunology (AAAAI) National Conference; March 16, 2020; Accessed March 2, 2021. **3.** Worm M et al. *Clin Transl Allergy.* 2020;10:21; **4.** Duvauchelle T et al. *J Allergy Clin Immunol Pract.* 2018;6(4):1257-1263; **5.** Breuer C et al. *Eur J Clin Pharmacol.* 2013;69:1303-1310; **6.** US FDA Epinephrine (Auvi-Q) clinical pharmacology and Biopharmaceutics review. https://www.accessdata.fda.gov/drugsatfda_docs/nda/2012/201739Orig1s000ClinPharmR.pdf. Accessed on February 25, 2021; **7.** Edwards ES et al. *Ann Allergy Asthma Immunol.* 2013;111(2):132-137.

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   Dose levels for epinephrine have been established through decades of clinical experience rather than via efficacy studiesStudies have shown a wide variation in PK results after injecting epinephrinePD markers for epinephrine are well establishedFor injected epinephrine products, an expected range for Cmax and Tmax can be established from the literature  Summary

Aquestive®

Anaphylaxis and Epinephrine
AQST-108 and AQST-109: Clinical Overview

Dr. Mark Lepore
Chief Medical Officer
Allergy Therapies

Advancing medicines.
Solving problems.
Improving lives.

© 2021 Aquestive Therapeutics, Inc. All rights reserved. Do not distribute.

A Brief Introduction



Dr. Mark Lepore

Chief Medical Officer, Allergy Therapies

- Trained in general pediatrics and allergy/clinical immunology
- Fellow of AAAAI
- 10 years experience in private practice as a clinical investigator
- Teva Global Respiratory R&D and US Medical Affairs
- Lupin R&D, Inhalation and Complex Injectable Products
- Father of 3 food-allergic children


QNASL
(beclomethasone dipropionate, 80 mcg)
Nasal Aerosol
120
AirDuo RespiClick 113/14
113 mcg/14 mcg
ProAir RespiClick
DuoResp Spiromax
160 micrograms/4.5 micrograms

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Aquestive

     Aquestive’s Approach for Sublingual Film Delivery  Absorption(via prodrugs)Conversion(into epinephrine)    +

AQST-108: Clinical Trials Review

Protocol 180299

- Single-ascending dose study in healthy young male volunteers*
  - Part 1–dose levels of 0.6 mg, 3 mg, 6 mg, 12 mg, 24 mg, 30 mg, and 36 mg
- 6-12 subjects per dose level
- PK and PD measurements
  - Frequent sampling from pre-dose to 240 minutes post-dose

Protocol 200203

- 7-period, 4-treatment (with replication of 3 treatments), 3-sequence crossover
  - Test–24 mg dipivefrin sublingual film
  - Ref 1–0.3 mg SC epinephrine
  - Ref 2–0.3 mg IM epinephrine
  - Safety–0.5 mg SC epinephrine (not replicated, period 7)
- 28 subjects enrolled
- PK and PD measurements
  - Frequent sampling from pre-dose to 240 minutes post-dose

*Also referred to as a proof of concept or dose-escalation study.

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Aquestive®

 AQST-108: Rapid and Extensive Absorption*  Description  -203  -299  Cmax (pg/mL)  1276  1487  AUC 0-t (hr*pg/mL)  425  480  Tmax (min)  18  20  Tmax range (min)  10-40  15-34  * Compared with IM or SQ injected epinephrine **Represents 203 data from top line results.  Time (hr)  Dipivefrin Concentration (pg/mL)    20 min    18 min      P200203, Test **  P180299, Test

   AQST-108: Conversion into Epinephrine Systemically  * Represents data from top-line results.  Description  -203  -299  Cmax (pg/ml)  205  261  AUC 0-t (hr*pg/ml)  332  497  Tmax (min)  40  28  Tmax Range (min)  11 - 106  20 - 60  Time (hr)  Concentration (pg/mL)    P200203, Test  P180299, Test

AQST-108: Compelling Pharmacodynamic (PD) Results When Compared to Epinephrine IM Injection

AQST-108



Epinephrine Mean Conc
Dipivefrin Mean Conc
SBP
Concentration (pg/mL)
Time (hr)
1400
1200
1000
800
600
400
200
0
124.0
122.0
120.0
118.0
116.0
114.0
110.0
108.0
0
0.5
1
1.5
2
2.5
3
3.5
4

0.3mg IM



Epi Concentration
SBP
Concentration (pg/mL)
Time (hr)
600
500
400
300
200
100
0
124.0
122.0
122.0
118.0
116.0
114.0
112.0
110.0
108.0
0
0.5
1
1.5
2
2.5
3
3.5
4

AQST-108 IM



AUC$_T$ SBP (hour* mmHg)
Treatment
560
540
520
500
480
460
440
420
400
380

*Represents data from top-line results.
SBP=Systolic Blood Pressure

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Aquestive®

             AQST-108: Critical Insights from Conversion Rate  *Represents data from top-line results.  Description  AQST-108  SQ Injection  IM Injection  Cmax (pg/mL)  205  388  475  AUC 0-t (hr*pg/mL)  332  551  483  Tmax (min)  40  31  30  Tmax Range (min)  11-106  8-68  4-75  Time (hr)  Concentration (pg/mL)    P200203, TestP200203, Ref 1P200203, Ref 2P180299, 24 mg

         Epi SF  AQST-108Dipivefrin    AQST-109  Epinephrine/Prodrug Development Progression  Study160445  Studies180299200203

   Part 25-period crossoverN=12Repeat of 1 formulation at target dose from part 11-2 optimized formulations1 dosing administration change1 RLD (0.3 mg IM injection)    AQST-109 Designed to Minimize Conversion Time  Cohort 10.6 mg/mL SL drops  Part 1Single-ascending dose (SAD)N=6 per cohort  Cohort 21.2 mg/mL SL drops  Cohort 33 mg SL film (formulation 1)  Cohort 4-7 (1 per formulation)4 formulations of SL filmDose escalation 6 mg, 12 mg, 18 mg, 24 mg  1  2  3  4  Established targetdose from Part 1

Summary

Aquestive's AQST-108 has demonstrated

- Rapid and extensive absorption
- Conversion to epinephrine, but slower than desired
- Compelling changes in PD measures

Next steps

- Advance AQST-109 into PK trials
- Meet with FDA to discuss AQST-108 PD results and next steps

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Aquestive®

 Anaphylaxis and EpinephrineR&D Day: Summary  March 25, 2021

Clinical/Regulatory Timeline – 2 “shots on goal”

AQST-108 sublingual film

- Single dose ascending study completed in H2 2019
- FDA pre-IND meeting completed in H1 2020
- FDA fast track designation received in H1 2020
- Phase 1 crossover study completed in H2 2020
- Anticipate FDA meeting in H2 2021

AQST-109 sublingual film

- **First in Humans (FIH) Study** dossier submitted to Health Canada; following study, anticipate:
  - FIH Study read-out in H2 2021
  - FDA pre-IND meeting in H2 2021
  - Opening IND in early 2022

- Anticipate:
  - Conducting pilot and pivotal PK studies in 2022
  - Conducting human factors study in 2022
  - Pre-NDA meeting with FDA end 2022

The Clinical Trial Application (CTA) is under review. Should Health Canada (HC) request additional information, the study timelines may be impacted. There can be no assurance that HC will take action on the CTA in a timely fashion.

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Aquestive®

Key Takeaways    Large unmet need and a growing patient population AQST-108 and AQST-109 represent compelling opportunities for the oral delivery of epinephrineThere is a known FDA pathway to approval